Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Net operating loss carryforwards	$ 19,209	$ 26,605
Other	1,557	1,811
Deferred tax assets, gross	20,766	28,416
Valuation allowance (net operating loss)	(1,138)	(678)
Deferred tax assets	19,628	27,738
Deferred tax liabilities
Containers, net	23,275	31,778
Other	671	812
Deferred tax liabilities	23,946	32,590
Net deferred tax liabilities	$ 4,318	$ 4,852